T. Rowe Price Institutional Credit Opportunities Fund

Supplement to Prospectus and Summary Prospectus Dated October 1, 2017

At a Board meeting held on October 23, 2017, the fund’s Board of Directors approved the dissolution and liquidation of the fund, subject to approval by the fund’s shareholders. If approved by shareholders, the dissolution and liquidation is expected to occur in the first quarter of 2018. In anticipation of the dissolution and liquidation, effective January 11, 2018, the fund will be closed to new investors and will no longer accept new accounts. After the fund is dissolved and liquidated, the fund will no longer be offered to shareholders for purchase.

The date of this supplement is January 11, 2018.

E180-041 1/11/2018